UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 29, 2016

CHINA BAK BATTERY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
People’s Republic of China
(Address, including zip code, of principal executive offices)

86-411-39185985
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On September 26, 2016, China BAK Battery, Inc. (the "Company") was advised that the Company's independent registered public accounting firm, Crowe Horwath (HK) CPA Limited (“CHHK”), will no longer provide audit and assurances services to public companies subject to the statutes and regulations of the United States effective as of October 1, 2016. Accordingly, the Company, with the approval of its audit committee of Board of Directors (the “Audit Committee”), dismissed CHHK as its independent registered public accounting firm, effective September 29, 2016.

CHHK’s reports on the financial statements of the Company for the fiscal years ended September 30, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that its report for each of the fiscal years ended September 30, 2015 and 2014 contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended September 30, 2015 and 2014 and through September 29, 2016, there were no disagreements with CHHK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to CHHK’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such periods. Furthermore, no reportable events as described in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K occurred within the periods covered by CHHK’s reports on the Company's consolidated financial statements, or subsequently up to the date of CHHK’s dismissal.

The Company has provided CHHK with a copy of the foregoing disclosures and has requested that CHHK review such disclosures and provide a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether they agree with the statements made therein. Attached as Exhibit 16.1 is a copy of CHHK’s letter addressed to the SEC relating to the statements made by the Company in this report on Form 8-K.

On September 29, 2016, concurrent with the dismissal of CHHK, the Company, upon the approval of the Audit Committee, engaged DCAW (CPA) Limited (“DCAW”) as the Company’s independent registered public accounting firm, effective immediately.

The director formerly responsible for the Company's account at CHHK will join DCAW, and will be the director responsible for the Company's account at such firm.

During the Company’s two most recent fiscal years ended September 30, 2015 and 2014 and through September 29, 2016, neither the Company nor anyone on its behalf consulted DCAW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that DCAW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K..

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
16.1	Letter from Crowe Horwath (HK) CPA Limited, dated September 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: September 29, 2016	By:	/s/ Yunfei Li
Yunfei Li
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from Crowe Horwath (HK) CPA Limited, dated September 29, 2016